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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20552

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): MAY 8, 2006
                                                            -----------

                          COMMUNITY FIRST BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)


         MARYLAND                      0-50322                   36-4526348
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
     of incorporation)                                    Identification Number)


  2420 NORTH MAIN STREET, MADISONVILLE, KENTUCKY                     15237
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      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (270) 326-3500
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                          COMMUNITY FIRST BANCORP INC.

                      INFORMATION TO BE INCLUDED IN REPORT
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ITEM 5.02 DEPARTURE OF DIRECTORS OF PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICER
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         Effective May 8, 2006,  the  Registrant  appointed Amy D. Lyons as Vice
President and principal accounting officer. Prior to joining the Registrant, Ms. Lyons had served with BKD, LLP since December 2005 as a senior consultant specializing in internal audits, credit quality analysis and other industry specific consulting for banks and thrifts in Kentucky and Indiana. From 2002 to 2005, she served as an internal auditor and credit review officer with First Security Bank in Owensboro, Kentucky. From 1999 to 2002, she was involved in loan review and training at Area Bancshares Corporation.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       COMMUNITY FIRST BANCORP, INC.



Date:  May 12, 2006                    By: /s/ William M. Tandy
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                                           William M. Tandy
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)